Waddell & Reed Advisors Tax-Managed Equity Fund

Summary Prospectus   |   October 29, 2010

Share Class (Ticker):    Class A Shares (WTEAX), Class B Shares (WBTMX), Class C Shares (WCTMX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.waddell.com/prospectus. You can also get this information at no cost by calling 888.WADDELL or by sending an e-mail request to request@waddell.com. You can also get this information from your investment provider. The Fund’s prospectus and SAI dated October 29, 2010 are incorporated herein by reference.

Objective

To provide long-term growth of capital while minimizing taxable gains and income to shareholders.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 72 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 95 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]	5.00%	[1]	1.00%	[1]
Redemption fee/exchange fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.29%	0.46%	0.43%
Total Annual Fund Operating Expenses	1.19%	2.11%	2.08%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more at net asset value (NAV) of Class A shares that are redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$689	$931	$1,192	$1,935
Class B Shares	614	961	1,234	2,206
Class C Shares	211	652	1,119	2,410

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$689	$931	$1,192	$1,935
Class B Shares	214	661	1,134	2,206
Class C Shares	211	652	1,119	2,410

Waddell & Reed Advisors Funds

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

Waddell & Reed Advisors Tax-Managed Equity Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of companies that Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, considers to be high in quality and attractive in their long-term investment potential. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. For this purpose, such equity securities consist primarily of common stocks. WRIMCO seeks stocks of growth-oriented companies that it believes have above-average earnings predictability and stability. While the Fund typically invests in the common stocks of primarily large cap, and to a lesser extent, mid cap U.S. companies, it may invest in companies of any size, any industry or any country in order to achieve its objective. Large, or large cap, companies are typically companies with market capitalizations of at least $10 billion and mid cap companies are typically those with market capitalizations that may range between $1 billion and $10 billion.

WRIMCO manages the Fund using an investment strategy that is sensitive to the potential impact of Federal income tax on shareholders’ investment returns. The Fund’s tax-sensitive investment strategy is intended to lead to lower distributions of net investment income and realized net capital gains than funds managed without regard to Federal income tax consequences.

WRIMCO typically invests for the long term and primarily utilizes a bottom-up strategy in selecting securities for the Fund and seeks companies that have dominant market positions and established competitive advantages. WRIMCO believes that these characteristics can help to mitigate competition and lead to more sustainable revenue and earnings growth.

WRIMCO attempts to focus on companies with sustainable competitive advantages in their industries and also considers the following factors: the company’s market position, product line, technological position, profit margins and prospects for sustainability and/or increased earnings; the quality of management; the short-term and long-term outlook for the industry; and changes in economic and political conditions.

When deciding to sell a security, WRIMCO considers the negative tax impact of realizing capital gains and, if applicable, the positive tax impact of realizing capital losses. However, WRIMCO may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of continuing to own the security, to reduce the Fund’s holding in that security, or if more attractive investment opportunities are available. In addition, redemptions by shareholders may force the Fund to sell securities at an inopportune time, potentially resulting in realized gains.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Mid Size Company Risk. Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Notwithstanding the Fund’s use of tax-management investment strategies, the Fund may have taxable income and may realize net capital gains from time to time. In addition, investors purchasing Fund shares when the Fund has large undistributed realized net capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund’s assets. As well, state or Federal tax laws or regulations may be amended at any time and may include changes to applicable tax rates or capital gain holding periods that may be adverse to the Fund.

Waddell & Reed Advisors Funds

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and a Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

In the period shown in the chart, the highest quarterly return was 13.80% (the second quarter of 2009) and the lowest quarterly return was -18.57% (the third quarter of 2001). The Class A return for the year through September 30, 2010 was 1.28%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	Life of Class
Class A (began on 03-31-2000)
Return Before Taxes	23.84%	3.51%	0.36%
Return After Taxes on Distributions	23.83%	3.51%	0.33%
Return After Taxes on Distributions and Sale of Fund Shares	15.53%	3.02%	0.29%
Class B (began on 03-31-2000)
Return Before Taxes	26.09%	3.59%	0.03%
Class C (began on 03-31-2000)
Return Before Taxes	30.21%	3.75%	0.00%
Indexes
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	37.21%	1.64%	-4.75%
Lipper Large-Cap Growth Funds Universe Average (net of fees and expenses)	35.08%	0.92%	-3.78%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Sarah C. Ross, Vice President of WRIMCO, has managed the Fund since January 2009.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your broker-dealer or financial adviser, by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by telephone (888.WADDELL), fax (800.532.2749), or internet (www.waddell.com) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

Waddell & Reed Advisors Funds

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

WRSUM-WTEAX

Waddell & Reed Advisors Funds